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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated April 2, 1999, except for Note 10 as to which the date is April 6, 1999, on our audit of the financial statements of Auco, Inc. as of December 31, 1998 and 1997 and for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."

PRICEWATERHOUSECOOPERS LLP

Woodland Hills, California
April 23, 1999